UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 22, 2016

HARTMAN SHORT TERM INCOME PROPERTIES XX, INC.

(Exact name of registrant as specified in its charter)

Maryland	333-185336	26-3455189
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2909 Hillcroft, Suite 420, Houston, Texas		77057
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (713) 467-2222

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01   Entry into a Material Definitive Agreement.

Property Acquisition

The information set forth under Items 2.01 and 2.03 of this Current Report on Form 8-K are hereby incorporated by reference into this Item 1.01.

Item 2.01   Completion of Acquisition or Disposition of Assets.

On December 22, 2016, Hartman Short Term Income Properties XX, Inc. (the “Company”) through Hartman Three Forest Plaza, LLC (“Three Forest Plaza LLC”), a wholly-owned subsidiary of Hartman XX Limited Partnership, our operating partnership, acquired a fee simple interest in a 19 story suburban office building comprising approximately 366,549 square feet and located in Dallas, Texas.  The property is commonly referred to as Three Forest Plaza.

Three Forest Plaza was built in 1983.  As of December 22, 2016, Three Forest Plaza is 74% occupied by 41 tenants, including four roof-top tenants.

Three Forest Plaza was acquired from Massachusetts Mutual Life Insurance Company for a purchase price, as amended, of $35,655,000, exclusive of closing costs.  Three Forest Plaza LLC financed the payment of the purchase price for the Three Forest Plaza property with proceeds from the Company’s public offering and mortgage loan proceeds from a bank.

An acquisition fee of approximately $891,375 was earned by Hartman Advisors LLC, our affiliated external advisor, in connection with the purchase of Three Forest Plaza.

One tenant currently occupies more than 10% of Three Forest Plaza.  Weaver and Tidwell, LLP occupies approximately 51,947 square feet or 22.9% of the rentable square feet at the Three Forest Plaza property.  Together with Weaver and Tidwell, LLP, QRX Medical Management, Huselton, Morgan & Maultsby, PC, US Oncology, Inc. and Beaird Harris & Co., PC, occupy approximately 126,184 square feet or 49.4% of the rentable square feet of the Three Forest Plaza property. The following table sets forth additional information regarding the five largest tenants of Three Forest Plaza:

Tenant	Base Rent	Rentable SF	Initial Lease Date	Year Expiring
Weaver and Tidwell, LLP	$1,210,950	51,947	09/2008	2018
QRX Medical Management, LLC	502,879	27,555	11/2014	2025
Huselton, Morgan & Maultsby, PC	395,181	20,799	11/2010	2021
US Oncology, Inc.	264,264	13,552	10/2014	2018
Beaird Harris & Co., PC	236,183	12,331	06/2012	2023

The following table reflects lease expirations at the Three Forest Plaza property over the next ten years:

		Gross Leasable Area		Annualized Base Rent as January 1, 2017
Year	No. of Leases Expiring	Approximate Square Feet	Percent of Total Occupied	Amount	Percent of Total
2017	7	16,897	6.2%	$ 330,901	6.3%
2018	10	104,081	38.2%	2,275,744	43.0%
2019	5	13,028	4.8%	258,634	4.9%
2020	3	5,895	2.2%	113,550	2.1%
2021	5	36,346	13.4%	645,913	12.2%
2022	3	18,377	6.7%	322,969	6.1%
2023	4	26,745	9.8%	501,442	9.5%
2024	1	13,323	4.9%	233,152	4.4%
2025	2	31,053	11.5%	574,140	10.9%
2026	-	-	-%	-	-%
Total	40	265,745	97.7%	$ 5,256,445	99.4%

The Three Forest Plaza property faces competition from similar multitenant office properties located in and around the Dallas, Texas area.

Management currently has no material plans for capital improvements or renovations at the Three Forest Plaza property and believes that the Three Forest Plaza property is suitable for its intended purpose and adequately covered by insurance. For the fiscal year ended December 31, 2016, the Three Forest Plaza property paid real estate taxes of $817,500.

Information regarding average occupancy rate and the average effective annual rental rate per square foot for the Three Forest Plaza property for each of the prior five years is not currently available to us at this time.

The material items of the agreements regarding the acquisition of Three Forest Plaza described herein are qualified in their entirety by the agreements attached as (i) Exhibit 10.1 to the Current Report on Form 8-K filed by the Company on November 29, 2016 and (ii) Exhibit 10.1 to this Current Report on Form 8-K and are incorporated herein by reference.

Property Management

On December 22, 2016, Three Forest Plaza LLC and Hartman Income REIT Management, Inc., or the “Property Manager,” our affiliate, entered into a Real Property Management Agreement, or the “Management Agreement,” pursuant to which the Property Manager will manage and be the exclusive leasing agent for Three Forest Plaza.  Pursuant to the terms of the Management Agreement, Three Forest Plaza LLC will pay the Property Manager a monthly management fee of 3% of the effective gross revenues (as defined in the Management Agreement). Three Forest Plaza LLC will also pay a leasing fee (as defined in the Management Agreement and subject to the further terms contained therein) in an amount equal to the leasing fees charged by unaffiliated persons rendering comparable services in the same geographic location of the applicable property for new leases and for the renewal of existing leases.  The Management Agreement has an initial term of one year and will be automatically extended on an annual basis unless either party gives 30 days’ prior written notice of its desire to terminate the Management Agreement. Three Forest Plaza LLC or the Property Manager may terminate the Management Agreement in the event of default by the other party if such default is not cured within ten days after written notice from the other party, provided that if the default cannot be reasonably cured within the ten-day period, the cure period shall be reasonably extended provided the party obligated to cure such default endeavors with diligence to do so.  Three Forest Plaza LLC may terminate the Management Agreement at any time upon written notice in the event of the Property Manager’s fraud, gross malfeasance, gross negligence or willful misconduct.

Item 2.03   Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet

     Arrangement of a Registrant.

In connection with the acquisition of Three Forest Plaza, Three Forest Plaza LLC entered in to a mortgage loan agreement with Southside Bank, dated December 22, 2016, providing a mortgage loan in the principal face amount of $19,827,500, with an initial advance of $17,827,500 used to pay a portion of the purchase price of the Three Forest Plaza property.  The remaining $2,000,000 of loan principal may be advanced to Three Forest Plaza LLC as reimbursement for leasing commissions and tenant finish-out improvements required under the terms of tenant leases, all as set forth in the applicable provisions of the loan agreement.  The loan is evidenced by a loan agreement, a promissory note and a deed of trust, security agreement and assignment of rents.  The loan is guaranteed by the Company which is evidenced by a guaranty agreement.  The loan agreement has a maturity date of December 31, 2019.

Payments of interest only are due monthly beginning on February 1, 2017.  The promissory note bears interest at the greater of the floating rate index plus 2.80% or 2.80%.  The floating rate index is the one month London Interbank Offered Rate (LIBOR) adjusted each month as of the first day of such month.  The floating rate index as December 22, 2016 was 0.755% for an applicable interest rate of 3.555% as of that date.

The material terms of the loan agreement and related loan documents described herein are qualified in their entirety by the agreements attached as Exhibits 10.2, 10.3, 10.4, and 10.5, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 7.01   Regulation FD Disclosure.

On December 22, 2016, the Company distributed a press release announcing that Hartman Three Forest Plaza LLC had acquired fee simple title to the Three Forest Plaza property. The full text of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 7.01.

The information furnished under Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for the purpose of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 9.01   Financial Statements and Exhibits.

(a)

Financial Statements of Business Acquired

The audit of the required financial statements for the acquisition of the real property described above, prepared for the purpose of complying with Rule 3-14 of Regulation S-X, is not complete at the time of this filing.  The Company hereby confirms that the required financial statements will be filed as an amendment to this Current Report on Form 8-K no later than 71 days after the deadline for filing this Current Report on Form 8-K.

(b)

Pro Forma Financial Information

See paragraph (a) above.

(d) Exhibits.

Exhibit	Description
10.1	First Amendment to Agreement of Purchase and Sale and Joint Escrow Instructions dated December 2, 2016 by and between Massachusetts Mutual Life Insurance Company and Hartman XX Limited Partnership
10.2	Loan Agreement dated as of December 22, 2016 by and between Southside Bank and Hartman Three Forest Plaza, LLC
10.3	Promissory Note dated December 22, 2016 by Hartman Three Forest Plaza, LLC in favor of Southside Bank
10.4	Deed of Trust, Security Agreement and Assignment of Rents dated December 22, 2016 by Hartman Westway One, LLC in favor of Southside Bank
10.5	Guaranty Agreement dated December 22, 2016 by Hartman Three Forest Plaza, LLC in favor of Southside Bank
99.1	Press Release

__________________________________________________________________

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HARTMAN SHORT TERM INCOME PROPERTIES XX, INC.
(Registrant)
Date: December 29, 2016	By:	/s/ Louis T. Fox, III
Louis T. Fox, III
Chief Financial Officer

___________________________________________________________________

EXHIBIT INDEX

Exhibit	Description
10.1	First Amendment to Agreement of Purchase and Sale and Joint Escrow Instructions dated December 2, 2016 by and between Massachusetts Mutual Life Insurance Company and Hartman XX Limited Partnership
10.2	Loan Agreement dated as of December 22, 2016 by and between Southside Bank and Hartman Three Forest Plaza, LLC
10.3	Promissory Note dated December 22, 2016 by Hartman Three Forest Plaza, LLC in favor of Southside Bank
10.4	Deed of Trust, Security Agreement and Assignment of Rents dated December 22, 2016 by Hartman Westway One, LLC in favor of Southside Bank
10.5	Guaranty Agreement dated December 22, 2016 by Hartman Three Forest Plaza, LLC in favor of Southside Bank
99.1	Press Release